SECOND AMENDMENT TO PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT is made as ofthis l lth day of February 2008, among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), SCHWAB ANNUITY PORTFOLIOS ("Fund"), CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. ("Adviser"), AND CHARLES SCHWAB & CO., INC. ("Distributor") collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, Fund, Adviser, and Distributor are parties to a Partic ipation Agreement dated July 8, 1997, as amended (the "Agreement" ); and

WHEREAS, the Parties to the Agreement desire to add an additional contact; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows :

I. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as ofthe 11th day of February 2008.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President
Date:	2/14/08

SCHWAB ANNUITY PORTFOLIS

By its authorized officer,

By:	/s/ David E. Stone
Name:	David E. Stone
Title:	Vice President and Associate General Counsel
Date:	February 11, 2008

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By its authorized officer,

By:	/s/ David E. Stone
Name:	David E. Stone
Title:	Vice President and Associate General Counsel
Date:	February 11, 2008

CHARLES SCHWAB & CO., INC.

By its authorized officer,

By:	/s/ Tina M. Perrino-Valenzuela
Name:	Tina M. Perrino-Valenzuela
Title:	Vice President
Date:	February 11, 2008

SCHEDULE A

Contracts	Form Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab OneSourcet)	J444NY

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